Exhibit 99.1

Corporate Overview September 2024

FORWARD LOOKING STATEMENTS

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases forward-looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes," "estimates," and similar expressions, and include statements regarding oncolytic viruses (OVs) being promising cancer therapeutics; the potential of VCN-01 and Theriva OVs and their ability to overcome key OV challenges; clinical advancement of VCN-01 (including completion of enrollment into the pancreatic ductal adenocarcinoma (PDAC) Phase 2 clinical trial in Q3 2024); potential expansion of VCN-01 use in different lines of PDAC treatment; potential synergistic antitumor effects of VCN-01 with topoisomerase inhibitors; the potential of VCN-01 to enable immuno-oncology therapies in refractory tumors; the potential to obtain expedited status from the FDA; and the potential of the albumin shield to enhance OV systemic delivery. These forward-looking statements are based on management's expectations and assumptions as of the date of this press release and are subject to a number of risks and uncertainties, many of which are difficult to predict that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, Theriva Biologics' product candidates demonstrating safety and effectiveness, as well as results that are consistent with prior results, the ability to initiate and complete clinical trials on time and achieve the desired results and benefits, continuing clinical trial enrollment as expected, the ability to obtain regulatory approval for commercialization of product candidates or to comply with ongoing regulatory requirements, regulatory limitations relating to Theriva Biologics' ability to promote or commercialize their product candidates for the specific indications, acceptance of product candidates in the marketplace and the successful development, marketing or sale of Theriva Biologics' products, developments by competitors that render such products obsolete or non-competitive, Theriva Biologics' ability to maintain license agreements, the continued maintenance and growth of Theriva Biologics' patent estate, the ability to continue to remain well financed, and other factors described in Theriva Biologics' Annual Report on Form 10-K for the year ended December 31, 2023 and its other filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. The information in this presentation is provided only as of the date of this release, and Theriva Biologics undertakes no obligation to update any forward-looking statements contained in this release on account of new information, future events, or otherwise, except as required by law.

Theriva BIOLOGICS
2

OVERVIEW

- Theriva Biologics is developing unique oncolytic viruses optimized for systemic administration
- VCN-01 is undergoing a Phase 2b clinical trial in first-line metastatic pancreatic cancer in combination with SoC chemotherapy
- VCN-01 Phase 1 clinical trials support multiple additional indications (retinoblastoma, HNSCC, CRC) and combinations (immunotherapies)
- Albumin Shield™ platform and innovative VCN-X oncolytic virus discovery engine enable development of a distinct product pipeline

Financial Snapshot	
Exchange	NYSE American
Ticker	TOVX
Cash (06/30/2024)	$16.6M
Projected cash runway	Q2 2025
Average Daily Volume (3M Ave)	715,000
Locations	Rockville, MD Barcelona, Spain

CRC colorectal cancer. HNSCC head and neck squamous cell carcinoma. SoC standard of care. Immunotherapies include immune checkpoint inhibitors and CAR-T cells.

Theriva BIOLOGICS 3

THERIVA PIPELINE

Candidate	Target	Pre-IND	Phase 1	Phase 2	Phase 3	Collaborators	Status*
VCN-01 Selective, Stroma Degrading OV	Pancreatic Cancer (IV) with gemcitabine/nab-paclitaxel						Phase 2b Study On-going Orphan Drug Designation US, EU Fast Track Designation US
	Retinoblastoma (IVit)					Sant Joan de Déu	Phase 1 Complete, CSR in preparation Orphan Drug Designation US Rare Pediatric Disease Designation US
	HNSCC (IV) + durvalumab					ICO Institut Català d'Oncologia	Phase 1 Complete, CSR in preparation
	Solid Tumors – Brain, Ovarian, PDAC (IV)					LEEDS; Penn	Phase 1 Studies On-going
VCN-X and Albumin Shield OVs	Solid tumors (IV)					ICO; IDIBELL	Preclinical Studies On-going
SYN-004 [1,2] Oral β-lactamase	Prevention of aGVHD in allo-HCT					Washington University in St. Louis	Phase 1b/2a On-going
SYN-020 Oral IAP	Potential indications include NAFLD/NASH, celiac, radiation enteritis					Massachusetts General Hospital	Phase 1 Studies Complete

Theriva BIOLOGICS

*Based on Management's current beliefs and expectations. aGVHD acute graft-vs-host disease; allo-HCT allogeneic hematopoietic cell transplant. CSR clinical study report. IAP recombinant bovine intestinal alkaline phosphatase. HNSCC head and neck squamous cell carcinoma. IV intravenous. IVit intravitreal.

4

VCN-01 IS A UNIQUELY ENGINEERED HUMAN ADENOVIRUS 5

Systemic	Access primary and **metastatic** lesions High dose, highly replicating
Selective	Replicates only in **tumor** cells Liver detargeted
Stroma Degrading	Expresses **PH20** (hyaluronidase) after viral replication cycle
Self Reporting	PH20 in blood is a potential **biomarker** for virus replication in tumors


-- RGDK
E2F binding +++ → E1a-Δ24 → MLP → PH20

Replication enhanced by significantly increased E2F binding. E1a-δ24 gene deletion means replication only in cells with a defective Rb-E2F pathway. Fiber shaft RGDK modification. PH20 soluble human testicular hyaluronidase enzyme expression is under control of the virus major late promoter (MLP).

Theriva BIOLOGICS
5

6 VCN - 01 IS A UNIQUELY ENGINEERED HUMAN ADENOVIRUS 5 Cancer Associated Fibroblast Stroma Tumor Surrounded by STROMA VCN - 01 1 SYSTEMIC administration enables VCN - 01 access to primary tumor and metastases and detargets the liver SELECTIVE replication at very high levels lyses tumor cells directly without harming healthy tissues 2

7 VCN - 01 DESIGNED TO HAVE MULTIPLE ANTI - TUMOR ACTIONS PH20 PH20 PH20 PH20 PH20 PH20 PH20 PH20 Neoantigen Cancer Associated Fibroblast Stroma STROMA degradation by PH20 facilitates tumor access and destruction by coadministered cancer therapies 3 4 IMMUNOGENIC actions of VCN - 01 turn “cold” tumors “hot” and elicit an anti - tumor immune response VCN - 01 nab - paclitaxel gemcitabine T - Cells Tumor Stroma Degraded

VCN-01 COMPARED TO OTHER ONCOLYTIC VIRUSES IN DEVELOPMENT

COMPANY	THERIVA BIOLOGICS	CG ONCOLOGY	GENELUX	ONCOLYTICS BIOTECH	REPLIMMUNE
Ticker	NYSE MKT: TOVX	NASDAQ: CGON	NASDAQ: GNLX	NASDAQ:ONCY	NASDAQ: REPL
Market Cap[1]	$4M	$2.5B	$85M	$71M	$757M
Product	VCN-01	CG0070	Olvi-Vec	Pelareorep	RP1, RP2
Virus	Adenovirus 5	Adenovirus 5	Vaccinia	Reovirus	Herpes Simplex
Type	DNA	DNA	DNA (enveloped)	RNA	DNA (enveloped)
Tumor selectivity mechanism	Selective replication (Rb-E2F dysfunction)	Selective replication (Rb-E2F dysfunction)	Low tumor IFN TK deletion	Low tumor IFN Ras activation	Low tumor IFN ICP34.5 deletion
Therapeutic Transgene	PH20	GM-CSF	..	..	GM-CSF, GALV-GP R(-), anti-CTLA-4
Lead Indication (Ph)	Pancreatic (2b)	Bladder (3)	Ovarian (3)	Pancreatic, GI (2b)	Melanoma (3)
Route	IV	IVESIC	IP	IV	IT
Dose	$1x10^{13}$ vp[2]	$1x10^{12}$ vp	$3x10^{9}$ pfu	$4.5x10^{10}$ $TCID_{50}$	$1x10^{7}$ pfu/mL
Stroma Degrading	Yes	No	No	No	No
Biomarker	PH20	..	β-GAL, β-GLU, GFP	..	..

Theriva BIOLOGICS

[1]At 18Sep2024. [2]Approximately $7x10^{11}$ $TCID_{50}$. References describing the different OV product candidates are provided in the appendix; information is also available on each company's website and clinicaltrials.gov

8

VCN-01 EXTENSIVE CLINICAL PROGRAM

142 patients treated with VCN-01 to date in multiple indications and combinations



Rb – IVit alone (9)
COLORECTAL – IV Alone (15)
BRAIN TUMORS – IV (1)*
UNIVERSITY OF LEEDS
HEAD & NECK – IV alone (1)
HEAD & NECK – IV + Durvalumab (20)
ICO Institut Català d'Oncologia
PANCREATIC - IV + Gemcitabine / Abraxane®
Phase 1 (26) and Phase 2b (53)*
PANCREATIC - IT + Gemcitabine / Abraxane® (8)
PANCREATIC, OVARIAN - IV + huCART-meso cells (9)*

(Number of VCN-01 Patients Treated in Parentheses)

*On-going study. Abraxane® - nab-paclitaxel. Durvalumab (IMFINZI®, AstraZeneca) is an anti-PD-L1 mAb immune checkpoint inhibitor. huCART-meso are autologous T cells engineered to express an extracellular single chain variable fragment (scFv) with mesothelin specificity. IT - intratumoral. IV - intravenous. IVit - intravitreal. Rb - retinoblastoma. See Appendix for study registry numbers and publications.

Theriva BIOLOGICS 9

10 VCN - 01 LEAD INDICATION PANCREATIC CANCER Highly fatal cancer protected by dense tumor stroma • Orphan disease with the highest mortality of all solid tumors • Median survival 8 - 11 months for metastatic disease 1,2 • USA est. 6 6,440 new cases and 51,750 deaths in 2024 3 • Hyaluronic acid in stroma is associated with reduced treatment efficacy and poor prognosis 4 • VCN - 01 designed to degrade hyaluronic acid • Incidence is growing worldwide • Est. treatment market ~$2.5B (2022) ~$7.0B (2030) 5 ¹ Michael (2019) BMC Palliat Care 18:13, Bengtsson (2020) Sci Rep 10:16425, Carioli (2021) Ann Oncol 32:478, ASCO Pancreatic Cancer Statistics . ² SEER Cancer Stat Facts: Pancreatic Cancer website . ³ American Cancer Society. Cancer Facts & Figures 2024. Atlanta: American Cancer Society; 2024. ⁴ Tahkola (2021) Sci Rep 11:12216, Placencio - Hickok (2022) Pancreatology 22:92. ⁵Data Bridge Market Research website . Pancreatic adenocarcinoma resected from the pancreas body and tail

VCN-01 FAVORABLE OUTCOMES IN PHASE 1 TRIAL

Multicenter, open-label, dose escalation study (NCT02045602)

- ✓ Single IV doses of VCN-01 alone or with standard-of-care (SoC) chemotherapy gemcitabine/nab-paclitaxel (Abraxane®)
- ✓ Evaluate safety and tolerability, recommended Phase 2 dose



ARM I
MONOTHERAPY
Solid tumors (16)
VCN-01 Dose Finding[1]
ARM II
CONCOMITANT
PDAC (12)
VCN-01[2]
nab-Paclitaxel[3]
Gemcitabine[4]
SoC chemotherapy 28-day cycles starting Day 29
ARM III
SEQUENTIAL
PDAC (14)
VCN-01[5]
nab-Paclitaxel[3]
Gemcitabine[4]
SoC chemotherapy 28-day cycles starting Day 36
Cycle 1 Day
1
8
15
22
29
36

[1]Single dose of VCN-01 ($1x10^{11}$ to $1x10^{13}$ vp/dose) administered by 10 min IV infusion. [2]VCN-01 doses $3.3x10^{12}$ vp (n=6) and $1x10^{13}$ vp (6). [3]nab-Paclitaxel (Abraxane®; 30 min infusion) administered at least 4 hours after VCN-01. [4]Gemcitabine (30 min infusion) administered immediately after Abraxane® infusion. [5]VCN-01 doses $3.3x10^{12}$ vp (8) $1x10^{13}$ vp (6). Garcia-Carbonero (2022) J Immunother Cancer 10:e003255.

Theriva BIOLOGICS

11

12 VCN - 01 FAVORABLE OUTCOMES IN PHASE 1 TRIAL Multicenter, open - label, dose escalation study (NCT02045602) ¹Single dose of VCN - 01 (1x10¹¹ to 1x10¹³ vp /dose) administered by 10 min IV infusion. ²VCN - 01 doses 3.3x10¹² vp (n=6) and 1x10¹³ vp (6). ³nab - Paclitaxel (Abraxane®; 30 min infusion) administered at least 4 hours after VCN - 01. ⁴Gemcitabine (30 min infusion) administ ered immediately after Abraxane® infusion. ⁵VCN - 01 doses 3.3x10¹² vp (8) 1x10¹³ vp (6). Garcia - Carbonero (2022) J Immunother Cancer 10:e003255. SoC ALONE² VCN - 01 DOSE, virus particles (n)¹ OUTCOME Phase 3 (431) Combined (12) 1.0x10¹³ (6) 3.3x10¹² (6) Sequential Regimen 22.9% 50.0% 83.3% 16.7% Responders, % 8.5 13.5 20.8 13.1 Median OS, months 5.5 6.7 6.3 9.9 Median PFS, months 35% 67% . . Survival ≥12 months KOLs advise that Hazard Ratio <0.7 is a significant patient outcome CTCAE SEVERITY RELATED AEs IN ≥1 PATIENT¹ Grade ≥3 Grade 1 - 2 VCN - 01 Combined, Sequential Regimen - 12 (85.7%) Pyrexia/Influenza - like Illness - 3 (21.4%) Nausea - 3 (21.4%) Vomiting - 3 (21.4%) Asthenia/Fatigue 2 (14.3%) 2 (14.3%) Transaminase increases (ALT, AST) - 2 (14.3%) Thrombocytopenia

13 V IR AGE PHASE 2B CLINICAL TRIAL in PANCREATIC CANCER Multicenter, open - label, randomized, controlled trial (NCT05673811) • Study on - going in patients with first - line metastatic pancreatic ductal adenocarcinoma ( PDAC ) • Achieved target of 92 patients (46 in each arm) enrolled at sites in Spain and the USA • Randomized 1:1 to receive gemcitabine/nab - paclitaxel SoC or up to two doses of VCN - 01 plus SoC • Primary endpoints overall survival , VCN - 01 safety and tolerability • Secondary endpoints include response rates , progression free survival, landmark survival Study is intentionally based on the design of prior Phase 3 PDAC clinical trials to enable potential expansion. SoC standard of care

14 • Strategy • Seek regulatory agency agreement to convert the VIRAGE Phase 2b study to a Phase 3 registration trial¹ • Reduce potential Phase 3 size and costs; expected to shorten time to marketing application • Leverage Phase 3 status (if agreed) to engage potential partners • Primary Catalysts and Use of Funds • Achieved target enrollment into the VIRAGE Study Q3 2024 • Initiate commercial scale manufacturing process development² Q4 2024 • Regulatory feedback on Phase 3 from FDA, AEMPS (Spain) and EMA Q1 2025 • Conversion to Phase 3 trial (subject to regulatory agreement)² Q2 2025 VCN - 01 STRATEGY AND PRIMARY CATALYSTS ¹ I nterim analysis to be conducted to support Phase 3 trial design (subject to regulatory agreement), but data will not be relea sed if agreement to proceed to Phase 3 to avoid biasing the study. ²Primary use of funds VCN - 01 manufacturing scale - up and clinical trial activities

ACHIEVEMENTS AND PROJECTED MILESTONES

Q3 2024

- **VCN-01 PDAC**
  - Ph2 enrollment achieved ✓
  - Spanish Government Public-Private Loan-Grant ✓
  - Meeting with AEMPS (potential pivotal trial design)
- **VCN-01 RETINOBLASTOMA**
  - RPDD granted ✓
- **SYN-004 aGVHD**
  - Cohort 2 DSMC Outcomes

Q4 2024

- **VCN-01 PDAC**
  - Meeting with FDA (potential pivotal trial design)
  - Initiate commercial scale manufacturing process development
- **VCN-01 RETINOBLASTOMA**
  - ODD from EMA
- **VCN-01 + CAR-T**
  - U. Penn ASGCT poster

Q1 2025

- **VCN-01 PDAC**
  - EMA Scientific Advice (potential pivotal trial design)
- **VCN-01 RETINOBLASTOMA**
  - Finalize Phase 2 study design[1]
- **VCN OV DISCOVERY**
  - VCN-12 candidate selection[2]

H2 2025

- **VCN-01 PDAC**
  - Conversion to Phase 3 trial (*if regulatory agreement*)[1]
  - Establish feasibility of commercial scale VCN-01 manufacture
- **THERICEL**
  - Commercial availability of proprietary suspension cell line for manufacturing viral products

[1]Contingent on Theriva obtaining required funding for a clinical trial and subject to regulatory agreement. [2]VCN-12 is an armed version of VCN-11 designed to express an additional functional payload (VCN-11 is the first clinical candidate using the Albumin Binding Domain™ technology). ISS investigator sponsored Phase 1 study. AEMPS Agencia Española de Medicamentos y Productos Sanitarios. ASGCT American Society of Gene and Cell Therapy. EMA European Medicines Agency. ODD Orphan Drug Designation. RPDD rare pediatric disease designation. SIOP International Society of Paediatric Oncology

Theriva BIOLOGICS

15

16 TOVX CAPITALIZATION TABLE 1,382,672 Common Shares Issued at September 6, 2024 (28,809) Less: Treasury Shares 1,353,862 Common Shares Issued and Outstanding at September 6, 2024 12.9% 175,191 Stock Options Issued (2007,2010, 2020 Plans) 8.3% 112,640 Common Shares Available for Future Grants 2020 Plans 287,831 287,831 Total Reserved Common Shares 12,358,307 Remaining Master Common Stock Reserve 14,000,000 Total Common Shares Authorized 28,809 Treasury Shares Note: Numbers are post - split values, rounded for fractional shares

APPENDIX

18 SEASONED LEADERSHIP TEAM Manel Cascall ó PhD General Director, EU Subsidiary Expertise in oncolytic adenovirus clinical development, received several patents for the use of adenovirus as antitumoral agents and authored many peer - reviewed scientific publications Deep regulatory experience and serves as an independent expert for the European Medicines Agencies (EMA) Steven Shallcross Chief Executive Officer, Chief Financial Officer Served as the Company’s CEO since 2018 and CFO since joining the Company in 2015 Deep operational, financial and international biotech industry experience and proven track record of leading the financial development and strategy in the public sector Vince Wacher PhD Head Corporate Development Nearly 30 years leading corporate strategy, partnering, research, clinical development, and intellectual property programs for start - ups, small companies, and new business units within large companies Development experience across oncology, infection, GI, metabolic diseases, transplantation, and drug delivery

19 VCN - 01, VCN - 11 Composition of Matter (exp 2030) Methods of Use and Novel Formulations (examination) Use in Rb (exp 2036) ODD EU (PDAC) ODD US (PDAC & Rb) VCN - 11, Discovery Composition of Matter (exp 2034) Methods of Use and Novel Formulations (examination) SYN - 004, - 006, - 007 Composition of Matter (exp 2031 - 5) Methods of Use and Novel Formulations (exp 2035 - 6) SYN - 020 Manufacturing Know - how (Trade Secret) Methods of Use and Novel Formulations (applications filed) Option to additional IP from MGH Hyaluronidase OV Albumin Shield Oral β - Lactamase Oral IAP INTELLECTUAL PROPERTY ODD Orphan Drug Designation provides 7 years market exclusivity in US and 10 years in the EU. OV oncolytic virus. PDAC pancre ati c ductal adenocarcinoma. Rb retinoblastoma.

VCN - 01 IN PANCREATIC CANCER

VCN ONCOLYTIC VIRUS GENETIC MODIFICATIONS



Ad5
wild type
Fiber Shaft
KKTK
LITR
E1a
MLP
L1
L2
L3
L4
L5
RITR
Enables replication in normal cells
Facilitates liver sequestration
VCN-01
Fiber Shaft
RGDK
LITR
415p
E1a-Δ24
MLP
L1
L2
L3
L4
L5
SA
K
PH20
pA
RITR
Replication restricted to tumor cells
(Rb-E2F defective)
Reduces liver tropism
Degrades tumor stroma
VCN-11
Amplified replication in tumor cells
(high levels of E2F)
Hexon
ABD
Fiber Shaft
RGDK
LITR
415p
E1a-Δ24
MLP
L1
L2
L3
L4
L5
SA
K
PH20
pA
RITR
Binds host albumin to protect against
neutralizing antibodies
Host albumin

ABD albumin binding domain (streptococcal protein G)[1]

Ad5 Adenovirus type 5

E1a-Δ24 deletion of 24 base pairs within the E1a promoter; further modified by insertion of 8 extra E2F binding sites and one Sp1-binding site at nucleotide site 415 (**415p**)

MLP major late promoter[2]

PH20 soluble human testicular hyaluronidase[3]

KKTK Lys-Lys-Thr-Lys putative HSPG binding domain on fiber shaft

RGDK Arg-Gly-Asp-Lys inserted in place of KKTK on fiber shaft

VCN-12 VCN-11 armed with additional therapeutic transgene

Theriva BIOLOGICS

[1]Since this is a transgene, progeny virus will also be albumin coated. [2]MLP control means transgenes will only be expressed after replication, which occurs selectively in tumor cells. Transgene expression (PH20 in blood) can be a biomarker for viral replication in the tumor. [3]PH20 cassette inserted downstream of the fiber gene contains a splice acceptor (SA), a kozak sequence (K) and a polyadenylation stop sequence (pA)

21

EXTENSIVE VCN-01 PHASE 1 CLINICAL EXPERIENCE

88 Patients Treated in Diverse Cancer Indications

Location	Phase	Indication	Co-therapy	Route	Status	Registry
Multicenter (ESP)	1	Part I: Solid tumor Part II, III: PDAC	Part I: None Parts II,III: Gemcitabine + nab-Paclitaxel	IV	Complete[1]	NCT02045602
Multicenter (ESP)	1	PDAC	Gemcitabine + nab-Paclitaxel	IT	Complete[2]	NCT02045589
Hospital Sant Joan de Déu, Barcelona	1	Retinoblastoma	None	IVit	Complete; CSR in prep	NCT03284268
Institut Català d'Oncologia (ICO)	1	HNSCC	Durvalumab	IV	Complete; CSR in prep	NCT03799744
U. Leeds	1	Adult brain tumors	None	IV	Ongoing	ISRCTN 517624869
U. Pennsylvania	1	PDAC, Ovarian	huCART-meso[3]	IV	Ongoing	NCT05057715

Theriva BIOLOGICS

[1]Garcia-Carbonero (2022) J Immunother Cancer 10:e003255. [2]Bazan-Peregrino (2021) J Immunother Cancer 9:e003254. [3]huCART-meso are autologous T cells engineered to express an extracellular single chain variable fragment (scFv) with mesothelin specificity. HNSCC head and neck squamous cell carcinoma. IV intravenous. IT intratumoral. IVit intravitreal.

22

CLINICAL DATA SUPPORT VCN-01 MODE-OF-ACTION

Remodels the tumor matrix and turns "cold" tumors "hot"

Potential biomarker: PH20 levels in patient sera indicate sustained VCN-01 activity in tumors



VCN-01 1.0x10^{13} vp (Arms I, II, III)
PH20 in serum (pg/ml)
1200
1000
800
600
400
200
0
*
*
*
D0
D3
D8
D15
D28

Immune markers upregulated in biopsies of **hepatic metastases**



CD8^{+} lymphocytes
IDO upregulation
PD-L1 upregulation
Pre-dose
Day 8

Theriva BIOLOGICS

IDO indoleamine 2,3-dioxygenase, PD-L1 programmed death-ligand 1 and CD8^{+} lymphocyte infiltration measured by immunohistochemistry. PH20 (hyaluronidase) levels measured using an ELISA assay. Garcia-Carbonero (2022) J Immunother Cancer 10:e003255 [NCT02045602].

23

MOST COMMON IV VCN-01 RELATED AEs [NCT02045602]

ADVERSE EVENTS[1]	Part I (Alone, n=16)		Part II (Concomitant, 12)[2]		Part III (Sequential, 14)[3]	
	Grade 1-2	Grade ≥3	Grade 1-2	Grade ≥3*	Grade 1-2	Grade ≥3
Febrile neutropenia	-	-	-	2 (16.7%)	-	-
Neutropenia/Neutrophil count decreased	2 (12.5%)	-	1 (8.3%)	1 (8.3%)	-	-
Thrombocytopenia/Platelet count decreased	1 (6.3%)	1 (6.3%)	3 (25.0%)	4 (33.3%)	2 (14.3%)	-
Diarrhea	3 (18.8%)	-	1 (8.3%)	-	-	1 (7.1%)
Nausea	2 (12.5%)	-	3 (25.0%)	-	3 (21.4%)	-
Vomiting	3 (18.8%)	-	2 (16.7%)	-	3 (21.4%)	-
Asthenia/Fatigue	2 (12.5%)	-	5 (41.7%)	1 (8.3%)	3 (21.4%)	-
Pyrexia/Influenza-like Illness	**12 (75.0%)**	**1 (6.3%)**	**8 (66.7%)**	**-**	**12 (85.7%)**	**-**
Transaminase increases (ALT, AST)	2 (12.5%)	3 (18.8%)	1 (8.3%)	1 (8.3%)	2 (14.3%)	2 (14.3%)
Pancreatic enzyme increase (lipase, amylase)	1 (6.3%)	3 (18.8%)	-	-	-	-
Decreased appetite	3 (18.8%)	-	3 (25.0%)	-	-	-
Arthralgia	2 (12.5%)	-	-	-	-	-
Musculoskeletal pain	3 (18.8%)	-	4 (33.3%)	-	-	-
Dizziness	1 (6.3%)	-	1 (8.3%)	-	-	-
Headache	1 (6.3%)	-	1 (8.3%)	-	1 (7.1%)	-
Dyspnea	2 (12.5%)	-	-	-	-	-
Hypotension	2 (12.5%)	-	1 (8.3%)	-	-	-

*Part II: one patient at the highest dose (1x10^{13} vp) died from a combination of thrombocytopenia (Grade 4) and enterocolitis (Grade 5)

Theriva BIOLOGICS

[1]Garcia-Carbonero (2022) J Immunother Cancer 10:e003255. [2]Concomitant IV VCN-01 3.3x10^{12} or 1.0x10^{13} vp/patient administered same day as first dose of SoC IV gemcitabine/nab-paclitaxel. [3]Sequential IV VCN-01 3.3x10^{12} or 1.0x10^{13} vp/patient administered 7-days prior to first dose of SoC.

24

25 x First - line treatment of metastatic PDAC patients x Direct comparison with standard - of - care chemotherapy in the same trial x Repeated dosing of VCN - 01 may improve treatment outcomes x Open label provides real - time opportunity to review emerging VCN - 01 treatment effects x Orphan Drug Designation to facilitate regulatory interactions and provide market exclusivity x Fast Track Designation for more frequent communication with FDA and eligibility for Accelerated Approval and Priority Review V IR AGE PHASE 2 CLINICAL TRIAL DIFFERENTIATORS ¹Orphan Drug Designation has been obtained in the USA and Europe

EXPANSION OPPORTUNITIES for VCN-01 in PDAC

Alternate treatment lines and new chemotherapy combinations



Status
Resectable
Borderline Resectable
Locally Advanced (unresectable)
Metastatic / Recurrent (unresectable)
Staging
Stage I
Stage II
Stage III
Stage IV
First-Line Treatments
Radiotherapy if increases resection margins¹
Neoadjuvant²
(m)FOLFIRINOX (ECOG 0-1)* or Gemcitabine + nab-Paclitaxel (ECOG 0-2) or single agent gemcitabine, capecitabine, 5-FU (ECOG 3-4)³
VCN-01 Phase 1, 2
Topoisomerase inhibitor combinations*
Progression or Recurrence after 1st Line
VCN-01 Expansion Opportunities
Gemcitabine + nab-Paclitaxel
FOLFIRINOX*
5-FU + Leucovorin + liposomal irinotecan
Gemcitabine±erlotinib, single agent capecitabine or 5-FU; ±CPI
Additional treatments are available for small subsets of patients with gene mutations such as KRAS, microsatellite instability

¹Used in <20% of PDAC cases. ²Identical to first-line chemotherapy. ³Eastern Cooperative Oncology Group Performance Status.
Abbreviations: CPI checkpoint inhibitor. (m)FOLFIRINOX (modified) leucovorin+5-FU+irinotecan+oxaliplatin. nab-Paclitaxel nanoparticle albumin-bound paclitaxel. *NALIRIFOX leucovorin+5-FU+liposomal irinotecan+oxaliplatin regimen sNDA accepted by FDA June 2023 for first line metastatic PDAC.
Adapted from Tempero (2021) *J Natl Compr Canc Netw* **19**:439.

Theriva BIOLOGICS

26

27 VCN - 01 WITH GEMCITABINE/ NAB PACLITAXEL Potential survival benefit compared to all first - line chemotherapy PDAC FIRST LINE CHEMOTHERAPY THERIVA BIOLOGICS (Phase 1) COMPANY .. .. .. VCN - 01 VCN - 01 Virus .. .. .. .. 1x10 13 vp x 1* 3.3x10 12 vp x1 1x10 13 vp x 1* Dose NALIRIFOX FOLFIRINOX Gemcitabine + Nab Paclitaxel Gemcitabine + Nab Paclitaxel Gemcitabine + Nab Paclitaxel Chemotherapy 383 171 387 431 6 12 (6/dose) No. Patients 41.8% [36.8, 46.9] 31.6% [24.7, 39.1] 36.2% [31.4, 41.2] 29% [25%, 34%] 83% [36, 99.6] 50% [21, 79] Response Rate, % 7.4 [6.0, 7.7] 6.4 [5.5, 7.2] 5.6 [5.3, 5.8] 5.5 [4.5, 5.9] 6.3 [5.7, NE] 6.7 [4.5, 11.7] Progression Free Survival, mos 45.6% 48.4% 39.5% 35% 83.3% 66.7% 12 - Mo. Survival, % 11.1 [10.0, 12.1] 11.1 [9.0, 13.1] 9.2 [8.3, 10.6] 8.5 [7.9, 9.5] 20.8 [12.2, NE] 13.5 [7.1, 29.0] Overall Survival, mos Wainberg Lancet 402:1272 Conroy NEJM 364:1817 Wainberg Lancet 402:1272 Von Hoff NEJM 369:1691 Garcia - Carbonero JITC 10:e003255 Garcia - Carbonero JITC 10:e003255 *Approximately 2.2x10 11 TCID 50 and 7x10 11 TCID 50 respectively.

THERIVA OV PORTFOLIO HIGHLIGHTS

Unique MOA enables multiple indications and combinations



- Highly differentiated OV designed to have multiple antitumor effects
  - Systemic administration, selective tumor replication, stroma degradation
  - Designed to increases cell lysis, tumor immunogenicity, and tumor access by co-administered therapies
- Multiple potential value opportunities for VCN-01
  - Encouraging clinical data in PDAC, HNSCC, and retinoblastoma support VCN-01 MOA and safety profile
  - Phase 1 clinical data suggest potential to improve/enable use of immune CPIs in refractory patients
  - Phase 1 clinical data support the feasibility of combining VCN-01 with CAR-T cells in solid tumor patients
- Regulatory status expected to facilitate VCN-01 development
  - PDAC: Orphan Drug Designation (FDA, EMA), Fast Track designation (FDA)
  - Retinoblastoma: Orphan Drug Designation (FDA); Rare Pediatric Disease Designation (FDA: access to priority review voucher)
- Leading OV discovery engine advancing diverse new product candidates
  - Potent tumor killing with potential single agent efficacy

CPI immune checkpoint inhibitor. PDAC pancreatic ductal adenocarcinoma. R/M HNSCC refractory/metastatic head and neck squamous cell carcinoma. SoC standard of care (gemcitabine + nab-paclitaxel in PDAC). Alternate indications include retinoblastoma and brain tumors; phase 1 data support additional evaluation in colorectal cancer. Topoisomerase inhibitors include topotecan and irinotecan.

Theriva BIOLOGICS 28

VCN - 01 IN HEAD & NECK CANCER

30 VCN - 01 IV + ANTI - PD - L1 PHASE 1 TRIAL in HNSCC Multicenter, open - label, dose escalation study (NCT03799744) ¹Durvalumab 1500 mg (60 min infusion) administered at least 4 hours after VCN - 01. HNSCC head and neck squamous cell carcinoma. Jové M (2023) Ann Oncol 34:S589 – S590. x Single IV doses of VCN - 01 combined with anti - PD - L1 x Patients with metastatic squamous cell carcinoma of the head & neck previously REFRACTORY to anti - PD(L)1 treatment (R/M HNSCC) x Evaluate safety and tolerability, recommended Phase 2 dose | 44 | 29 | 22 | 15 | 8 | 1 Cycle 1 Day ARM I CONCOMITANT HNSCC (6) ARM II SEQUENTIAL HNSCC (14) VCN - 01 3.3x10¹² vp (6) VCN - 01 3.3x10¹² vp (6), 1x10¹³ vp (8) Durvalumab¹ Durvalumab¹ Durvalumab 28 - day cycles starting Day 29 Durvalumab 28 - day cycles starting Day 44 BIOPSY D8 BIOPSY D8 BIOPSY SCR BIOPSY SCR BIOPSY D28 BIOPSY D28

EXTENDED SURVIVAL with VCN-01+DURVALUMAB

Survival correlated with PD-L1 upregulation after VCN-01 treatment

- Higher than expected survival (OS) despite previous anti-PD(L)1 failure

Regimen	Median OS (95% CI), mos	
	3.3×10^{12} vp	1.0×10^{13} vp
Concomitant	10.4 (8.9-NE)	..
Sequential	15.5 (15.1-NE)	17.3 (11.3-NE)

- No correlation of survival with baseline tumor PD-L1 expression (CPS) BUT significant correlation of survival with CPS 8-days after VCN-01 treatment



Overall Survival vs CPS in Biopsies at Day 8
Spearman r = 0.7676
P (2-tailed) = 0.0050
Overall Survival (OS; months)
CPS at Day 8
0
5
10
15
20
25
30
35
40
45
50
0
10
20
30
40
50
60
70
80
90
100

Theriva BIOLOGICS

ESMO Congress 2023 Poster 937P: Survival Outcomes in Phase I Trial Combining VCN-01 and Durvalumab (MEDI4736) in Subjects with Recurrent/Metastatic Head and Neck Squamous Cell Carcinoma Refractory to Previous Immunotherapy Treatment. Jové M (2023) Ann Oncol 34:S589

31

32 VCN - 01 MAY SENSITIZE PATIENTS TO SUBSEQUENT THERAPY Patients responded to subsequent chemotherapy after progressing with VCN - 01 + durvalumab 2nd Line after Current Trial 1st Line after Current Trial Current Trial ICI Treatment Progression ( Pre - trial ) ARM ORR ORR Median OS Median PFS ORR Median OS post - 1st ICI 1/2 3/5 10.4 (8.9 - NE) 1.7 (1.6 - NE) 0/6 21.6 (19.2 - NE) Concomitant Low (3.3E12vp) 1/6 3/6 15.5 (15.1 - NE) 3.7 (2.2 - NE) 1/6 23.9 (16.6 - NE) Sequential Low (3.3E12vp) 1/4 2*/5 17.3 (11.3 - NE) 2.1 (1.4 - NE) 0 /6 21.8 (12.9 - NE) Sequential High (1E13vp) *Complete Responses

33 AE PROFILE FOR THE COMBINATION OF VCN - 01 AND DURVALUMAB Most common AEs related to IV VCN - 01 [ NCT03799744] Arm II - Sequential (Dose 1E13 , n=8)³ Arm II - Sequential (Dose 3,3E12 , n=6)³ Arm I - Concomitant (Dose 3,3E12 , n=6)² Adverse Reactions Grade ≥3 Grade 1 - 2 Grade ≥3 Grade 1 - 2 Grade ≥3 Grade 1 - 2 CTCAE Grade - 3 (50%) - 5 (62,5%) - 2 (33,0%) Pyrexia - 2 (33,3%) 2(25%) 3 (37,5%) - 3 (50,0%) Influenza like illness - 4 (66,6%) 1 (12,5%) 2 (25%) - 2 (33.0%) Asthenia /Fatigue 2 (33,3%) - - 2 (25%) 1 (16,6%) 4 (66,7%) AST increased 2 (33,3%) - - 1 (12,5%) 1 (16,6%) 3 (50,0%) ALT increased - 2 (33,3%) - 3(37,5%) - 1 (16,6%) Decreased Apetite - - 3 (37,5%) - - 1 (16,6%) Lymphocyte count decreased - 1 (16,6%) - 3(37,5%) - - Myalgia - 1 (16,6%) - 2 (25%) - - Hypotension - 1 (16,6%) - 1(12,5%) - 1 (16,6%) Chills - 1 (16,6%) - 1(12,5%) - 1 (16,6%) Vomiting - 1 (16,6%) - 1(12,5%) - 2 (33,0%) Anemia - 1 (16,6%) - 1(12,5%) - - Nausea - 1 (16,6%) - 1(12,5%) - - Headache - - - 1(12,5%) - 1 (16,6%) Erythema - - 1 (12,5%) - 1 (16,6%) - Guillain - Barre Syndrome - - 1 (12,5%) - - - Hepatic enzymes increased 1 (12,5%) - - - - - GGT Increased

VCN-01 INDUCES TRANSCRIPTOMIC CHANGES in TUMOR MICROENVIRONMENT

RNAseq Analysis in Clinical Samples from HNSCC Patients [NCT03799744]

Principal Component Analysis[1]

including all the Pre- and Post-treatment samples

A.


PCA
PC1
PC2
Pre-treatment
Post-D8
Post-D28

Most significant Reactome and KEGG pathways in GSEA (Gene Set Enrichment Analysis)[1]

analysis D8 vs Pre-treat.

C.


ADIPOCYTOKINE_SIGNALING_PATHWAY
DNA_REPLICATION
PRION_DISEASES
STARCH_AND_SUCROSE_METABOLISM
STEROID_HORMONE_BIOSYNTHESIS
TYPE_I_DIABETES_MELLITUS
ASTHMA
GRAFT_VERSUS_HOST_DISEASE
LINOLEIC_ACID_METABOLISM
AUTOIMMUNE_THYROID_DISEASE
ALLOGRAFT_REJECTION
ANTIGEN_PROCESSING_AND_PRESENTATION
KERATINIZATION
FORMATION_OF_THE_CORNIFIED_ENVELOPE
FDR
NES

analysis D28 vs Pre-treat.

D


FDR
NES

B.

Gene	Gene product	log2FoldChange	padj	
CIDEC	Cell Death Inducing DFFA Like Effector C	5.524	0.047	Up D7
TAGLN3	Transgelin 3	1.615	0.037	
GPR3	G Protein-Coupled Receptor 3	1.157	0.039	
ABP1	Auxin-binding protein 1	-1.636	0.013	Down D7
CD207	CD207 Molecule	-1.960	0.044	
MEGF10	Multiple EGF Like Domains 10	-2.008	0.043	
OSTalpha	Organic solute transporter alpha	-2.179	0.039	
CD1E	CD1E Molecule	-2.316	0.010	
ATP10B	ATPase Phospholipid Transporting 10B	-2.556	0.044	
FCER1A	Fc Epsilon Receptor Ia	-2.687	0.006	
LOC285629	.....	-2.818	0.001	
LCE1B	Late Cornified Envelope 1B	-7.921	0.006	

Sustained differential gene expression profiles associated with downregulation of matrix-related pathways

Jové M et al. (2022) Poster 1231P: European Society for Molecular Oncology conference ESMO2022, 12 September 2022

34

VCN-01 FINDINGS in R/M HNSCC

Data support VCN-01 MOA and immune enhancing effects

- VCN-01 has an acceptable adverse event profile when administered prior to durvalumab (Imfinzi®)
- VCN-01 reaches tumors, has sustained replication and PH20 expression
- VCN-01 treatment led to downregulation of tumor matrix genes and increased levels of immune markers in tumor biopsies (CD8, PD-L1, IDO)
- VCN-01-treated patients showed increased response to subsequent chemotherapy treatment lines after progressing on this trial

Theriva BIOLOGICS

ESMO Congress 2022 Poster 1231P: Phase I Study to Evaluate the Safety, Tolerability, and Efficacy of VCN-01 in Combination With Durvalumab (MEDI4736) in Subjects With Recurrent/ Metastatic Squamous Cell Carcinoma of the Head and Neck (R/M HNSCC). Jove M (2022) Ann Oncol 33:S1112.
IDO Indoleamine-2,3-dioxygenase.

35

VCN - 01 IN RETINOBLASTOMA

RETINOBLASTOMA, A RARE PEDIATRIC MALIGNANCY

- Retinoblastoma (Rb) is an orphan indication that accounts for ~2-3% of all childhood cancers[1]
- 200-300 cases each year in the USA, EU[2-4]
- VCN-01 selectivity enables development as an intravitreal treatment for Rb patients
- VCN-01 could be used in combination with chemotherapy to potentially improve outcomes
- VCN-01 could be used as a rescue therapy for patients who fail standard therapy





Theriva BIOLOGICS

[1]https://www.cancer.org/cancer/retinoblastoma/about/key-statistics.html. [2]Stacey (2021) Ophthalmology 128:1369. [3]One Retinoblastoma World Map https://map.1rbw.org/. [4]For additional details and references see Appendix. IMAGE: Courtesy of Hospital Sant Joan de Déu, Barcelona

37

VCN-01 IN RETINOBLASTOMA

- Single center, open-label, dose escalation study of intravitreal (IVit) VCN-01[1-3]
  - Children aged 1-12 years (n=9)
  - Retinoblastoma that is recurrent or refractory to chemotherapy and for whom enucleation is the best treatment option
  - VCN-01 doses of $2.0x10^9$ vp per eye (n=1) or $2.0x10^{10}$ vp per eye (n=8) on days 1 and 15
- Promising antitumor activity and appropriate adverse event profile and tolerability at RP2D
  - Reduction of vitreous seeds in 4 patients of 9 evaluable patients
  - Enucleation avoided in 3 patients; low VCN-01 dose and/or damage from prior chemotherapy meant the eye could not be saved in 6 patients
- Earlier VCN-01 intervention anticipated to have better outcomes

Promising Results in Patients Treated with High Dose VCN-01

Reduced number and size of tumor vitreous seeds following VCN-01 administration[2]


Pt 2[2]
Pt 3
D0
D14
D28
D0
D6
M8

Complete tumor regression[3]

Theriva BIOLOGICS

[1]NCT03284268. [2]Pascual Pasto (2019) Sci Transl Med 11:eaat9321. [3]Data presented at International Oncolytic Virus Conference IOVC2021, 07 November 2021, Sedona, AZ. Link to IOVC2021 slide deck provided in Appendix. RP2D recommended phase 2 dose. vp virus particles.

38

39 INTERIM ADVERSE EVENT DATA FOR INTRAVITREAL VCN - 01 Two Intravitreal VCN - 01 Doses of 2.0x10⁹ or 2.0x10 10 vp per eye¹ ¹NCT03284268. ²Intravitreal VCN - 01 doses of 2.0x10⁹ virus particles (vp) per eye (Patient 1) or 2.0x10¹º vp per eye (Patients 2 - 4) administered on days 1 and 15. ³Pascual Pasto (2019) Sci Transl Med 11:eaat9321. Data presented at International Oncolytic Virus Conference IOVC2021, 07 November 2021, Sedona, AZ. Grade ≥3 All Grades Pts Adverse Reaction % n % n N CTCAE grade 33% 2 33% 2 6 Uveitis 0% 0 17% 1 6 Eye oedema 0% 0 17% 1 6 Conjunctival hyperemia 0% 0 17% 1 6 Eye inflammation • VCN - 01 was reasonably well tolerated after intravitreal administration², although some turbidity and vitritis associated with intravitreal inflammation was observed • Intravitreal inflammation was managed with local and systemic administration of anti - inflammatory drugs • VCN - 01 did not appear to change retinal function (electroretinographic signaling) • VCN - 01 does not replicate in healthy retinal tissue of patients with either somatic or germline Rb mutation³ Stable Electroretinographic Signals

40 • Phase 1 ISS Completed H1 2024 • Initial data demonstrate acceptable adverse event profile and one durable complete response • Developing a clinical protocol for an open - label, multinational study • Retinoblastoma patients with vitreous seeds • IVit VCN - 01 in combination with chemotherapy (no defined SoC) • PI Dr. Guillermo Chantada, MD PhD ¹ • Status • US Orphan Drug Designation (EU application in process) • Pre - IND meeting with FDA completed Q4 2023 • Rare Pediatric Disease Designation (potential eligibility for Priority Review Voucher) VCN - 01 DEVELOPMENT IN RETINOBLASTOMA ¹Principal Researcher, Associate Physician, Hospital Sant Joan de Déu, Barcelona, Spain; Scientific Director, Pediatric Hemato - Oncology Service of the Hospital Universitario Austral, Argentina

VCN - X NEXT GENERATION OV DISCOVERY PLATFORM

ALBUMIN SHIELD™ to ENHANCE OV SYSTEMIC DELIVERY

- Albumin Shield technology protects OVs as they travel to tumors after systemic administration[1,2]
- Albumin Shield modified OVs bind albumin in the patient's blood to form a protective coating
- Albumin Shield genetic modification allows parent and progeny virus to be albumin coated
- Albumin Shield may enable multiple IV administrations for hard-to-treat patients
- Albumin Shield first candidate VCN-11 is being prepared for a potential Phase 1 clinical trial


OV
Parent oncolytic virus (OV) susceptible to neutralizing antibodies
OV-ABD
Albumin binding domain (ABD) expressed on the virus surface (hexon)
OV-ABD
ABD binds serum albumin ● to form a coating that protects against neutralizing antibodies Y

Theriva BIOLOGICS

[1]Rojas (2016) J Control Rel 237:78; ABD binds mouse and human serum albumin, but not bovine; [2]Mato-Berciano (2021) J Control Rel 332:517.

42

THERIVA OV PIPELINE DISCOVERY AND DEVELOPMENT

Advancing founders' decade of world leading OV innovation

Common Features	Product Specific Features

Common Features

Clinically-tested Adenovirus Expressing PH20 Hyaluronidase to Degrade Stroma

+

Albumin Shield™ To Prevent Neutralization by anti-viral Antibodies and Facilitate IV Multidosing

+

Unique Multifunctional Proteins to Turn Cold Tumors Hot and Enhance Anti-tumor Immune Response

Product Specific Features



VCN-11 Hyaluronidase alone



VCN-12 Hyaluronidase + Toxins



VCN-13 Fusion Hyaluronidase + scPD-L1



VCN-XX Hyaluronidase + other payloads

Theriva BIOLOGICS

43

44 Bayo - Puxan N et al. (2006) Role of the putative heparan sulfate glycosaminoglycan - binding site of the adenovirus type 5 fiber sh aft on liver detargeting and knob - mediated retargeting. J Gen Virol 87:2487 – 2495 Bazan - Peregrino M et al. (2021) VCN - 01 disrupts pancreatic cancer stroma and exerts antitumor effects. J ImmunoTher Cancer 9:e00 3254. Garcia - Carbonero R et al. (2019) Poster 5185: Systemic administration of the hyaluronidase - expressing oncolytic adenovirus VCN - 01 in patients with advanced or metastatic pancreatic cancer: first - in - human clinical trial. European Society for Molecular Oncology conference ESMO, 29 Septemb er 2019. Garcia - Carbonero R et al. (2022) A phase I, multicenter, open - label study of intravenous VCN - 01 oncolytic adenovirus with or without nab - paclitaxel plus gemcita bine in patients with advanced solid tumors J ImmunoTher Cancer 10:e003255 Guedan S et al. (2010) Hyaluronidase expression by an oncolytic adenovirus enhances its intratumoral spread and suppresses tumor gro wt h. Mol Ther 18:1275 – 1283 Hidalgo M et al. (2019) Poster 5465: Proof of concept clinical study by EUS - guided intratumor injection of VCN - 01, an oncolytic adenovirus expressing hyaluronidase i n patients with pancreatic cancer. European Society for Molecular Oncology conference ESMO, 28 September 2019. Jove M et al. (2022) Poster 1231P: Phase I study to evaluate the safety, tolerability, and efficacy of VCN - 01 in combination wit h durvalumab (MEDI4736) in subjects with recurrent/metastatic squamous cell carcinoma of the head and neck (R/M HNSCC) Ann Oncol. 33:S1112. European Society for Mol ecular Oncology conference ESMO 2022, 10 September 2022 Kiyokawa M et al. (2021) Modification of extracellular matrix enhances oncolytic adenovirus Immunotherapy in glioblastoma . Clin Cancer Res 27:889 - 902 Martínez - Vélez N et al. (2019) The oncolytic adenovirus VCN - 01 as therapeutic approach against pediatric osteosarcoma. Clin Canc er Res 22:2217 - 25 Mato - Berciano A et al. (2021) Oncolytic adenovirus with hyaluronidase activity that evades neutralizing antibodies: VCN - 11. J C ontrol Rel 332:517 - 528 Pascual Pasto G et al. (2019) Therapeutic targeting of the RB1 pathway in retinoblastoma with the oncolytic adenovirus VCN - 01. S ci Transl Med 11:eaat9321 Pascual - Pasto G et al. (2021) Presentation: VCN - 01 is an encouraging therapy against retinoblastoma. International Oncolytic Virus Conference IOVC2021, 07 November 2021, Sedona, AZ. Rodríguez - García A et al. (2015) Safety and efficacy of VCN - 01, an oncolytic adenovirus combining fiber HSG - binding domain repla cement with RGD and hyaluronidase expression. Clin Cancer Res 21:1406 - 18 Rojas J et al. (2012) Improved systemic antitumor therapy with oncolytic adenoviruses by replacing the fiber shaft HSG - binding d omain with RGD. Gene Ther 19:453 – 457 Rojas J et al. (2010) Minimal RB - responsive E1A promoter modification to attain potency, selectivity, and transgene - arming capac ity in oncolytic adenoviruses. 2010) Mol Ther 18:1960 – 1971 Rojas L et al. (2016) Albumin - binding adenoviruses circumvent pre - existing neutralizing antibodies upon systemic delivery. J Con trol Rel 237:78 – 88 THERIVA ONCOLYTIC VIRUSES KEY PUBLICATIONS

PANCREATIC CANCER REFERENCES

DESCRIPTION, CLASSIFICATION, STAGING, STROMA

Balachandran VP et al. (2019) Broadening the impact of immunotherapy to pancreatic cancer: challenges and opportunities. Gastroenterology 156:2056-72

Christenson ES et al. (2020) Current and emerging therapies for patients with advanced pancreatic ductal adenocarcinoma: a bright future. Lancet Oncol 21:e135-e145

Orth M et al. (2019) Pancreatic ductal adenocarcinoma: biological hallmarks, current status, and future perspectives of combined modality treatment approaches. Radiation Oncol 14:141

Placencio-Hickok VR et al. (2022) Hyaluronan heterogeneity in pancreatic ductal adenocarcinoma: primary tumors compared to sites of metastasis. Pancreatology 22:92-97

Sarantis P et al. (2020) Pancreatic ductal adenocarcinoma: treatment hurdles, tumor microenvironment and immunotherapy. World J Gastrointest Oncol 12:173-181

Tahkola K et al. (2021) Stromal hyaluronan accumulation is associated with low immune response and poor prognosis in pancreatic cancer. Sci Rep 11:12216

Yu J et al. (2015) Time to progression of pancreatic ductal adenocarcinoma from low-to-high tumour stages. Gut 64:1783-9

INCIDENCE

Bengtsson A et al. (2020) The actual 5-year survivors of pancreatic ductal adenocarcinoma based on real-world data. Sci Rep 10:16425.

Carioli G et al. (2021) European cancer mortality predictions for the year 2021 with focus on pancreatic and female lung cancer. Ann Oncol 32:478.

da Costa WL et al. (2020) Trends in the incidence of pancreatic adenocarcinoma in all 50 United States examined through an age-period-cohort analysis. JNCI Cancer Spectrum 4:pkaa033

GLOBOCAN International 2020 survey of persons 0-74 years. https://gco.iarc.fr/today/data/factsheets/cancers/13-Pancreas-fact-sheet.pdf

Michael N et al. (2019) Timing of palliative care referral and aggressive cancer care toward the end-of-life in pancreatic cancer: a retrospective, single-center observational study. BMC Palliat Care **18**:13.

Sung H et al. (2021) Global Cancer Statistics 2020: GLOBOCAN Estimates of Incidence and Mortality Worldwide for 36 Cancers in 185 Countries. CA Cancer J Clin 71:209–249

Ushio J et al. (2021) Pancreatic ductal adenocarcinoma: epidemiology and risk factors. Diagnostics 11:562

TREATMENT

Conroy T et al. (2011) FOLFIRINOX versus Gemcitabine for Metastatic Pancreatic Cancer. N Engl J Med 364:1817-25.

Elsayed M et al. (2021) The latest advancement in pancreatic ductal adenocarcinoma therapy: a review article for the latest guidelines and novel therapies. Biomedicines 9:389

Tempero MA et al. (2021) NCCN Clinical Practice Guidelines in Oncology. Pancreatic Adenocarcinoma, V2.2021. J Natl Compr Canc Netw 19:439-457

Toesca DAS et al. (2018) Management of borderline resectable pancreatic cancer. Int J Radiation Oncol Biol Phys 100:1155-74

Vogel A et al. (2016) Efficacy and safety profile of nab-paclitaxel plus gemcitabine in patients with metastatic pancreatic cancer treated to disease progression: a subanalysis from a phase 3 trial (MPACT). BMC Cancer (2016) 16:817

Von Hoff DD et al. (2013) Increased survival in pancreatic cancer with nab-paclitaxel plus gemcitabine. N Engl J Med 369:1691-703

Theriva BIOLOGICS

45

RETINOBLASTOMA (Rb) REFERENCES

DESCRIPTION, CLASSIFICATION, STAGING

American Academy of Ophthalmology. EyeWiki®. Retinoblastoma. https://eyewiki.org/Retinoblastoma

American Cancer Society. Key statistics for retinoblastoma. https://www.cancer.org/cancer/retinoblastoma/about/key-statistics.html

Canturk S et al. (2010) Survival of retinoblastoma in less-developed countries impact of socioeconomic and health-related indicators. Br J Ophthalmol 94:1432-6

Fabian ID et al. (2018) Classification and staging of retinoblastoma. Community Eye Health 31:11-13

Fabian ID et al. (2020) Global retinoblastoma presentation and analysis by national income level. JAMA Oncol 6:685

Tomar AS et al. (2020) Multicenter, international collaborative study for American Joint Committee on Cancer Staging of Retinoblastoma/ Part I: metastasis-associated mortality. Ophthalmology 127:1719-32

INCIDENCE

One Retinoblastoma World Map. https://map.1rbw.org/ (accessed April-November 2021)

Stacey AW et al. (2021) Incidence of retinoblastoma has increased: results from 40 European countries. Ophthalmology 128:1369-71

TREATMENT

Abramson DH et al. (2015) Advanced unilateral retinoblastoma: the impact of ophthalmic artery chemosurgery on enucleation rate and patient survival at MSKCC. PLoS ONE 10:e0145436

Ancona-Lezama D et al. (2020) Modern treatment of retinoblastoma: a 2020 review. Indian J Ophthalmol 68:2356-65

Tomar AS et al. (2021) Global retinoblastoma treatment outcomes. Association with national income level. 128:740-53

Theriva BIOLOGICS

46

OV COMPANY REFERENCES

CG Oncology CG0070 (cretostimogene grenadenorepvec)

https://cgoncology.com

Ramesh N et al. (2006) CG0070, a conditionally replicating granulocyte macrophage colony-stimulating factor-armed oncolytic adenovirus for the treatment of bladder cancer. Clin Cancer Res 12:305

Svatek RS et al. (2024) PIVOT-006: A Phase 3, Randomized Study of cretostimogene grenadenorepvec versus Observation for the Treatment of Intermediate Risk NMIBC Following TURBT. Abstract TPS715. Presentation at ASCO Genitourinary Symposium 2024. J Clin Oncol 42:TPS715

Tyson M et al. (2023) First Results from BOND-003: Phase 3 study of cretostimogene grenadenorepvec Monotherapy for Patients with BCG Unresponsive High-Risk NMIBC with CIS +/-Papillary (Ta/T1) Tumors. Presentation at Society of Urologic Oncology Annual Meeting SUO 2023.

Uchio EM et al. A phase 3, single-arm study of CG0070 in subjects with non-muscle invasive bladder cancer (NMIBC) unresponsive to Bacillus Calmette-Guerin (BCG). J Clin Oncol 40:TPS598

Genelux Corporation Olvi-Vec (GL-ONC1, GLV-1h68, olvimulogene nanivacirepvec)

https://genelux.com

Clinicaltrials.gov NCT05281471: Efficacy & safety of Olvi-Vec and platinum-doublet + bevacizumab compared to platinum-doublet + bevacizumab in platinum-resistant/refractory ovarian cancer (OnPrime, GOG-3076)

Holloway RW et al. (2023) Clinical activity of olvimulogene nanivacirepvec–primed immunochemotherapy in heavily pretreated Patients With Platinum-Resistant or Platinum-Refractory Ovarian Cancer. The Nonrandomized Phase 2 VIRO-15 Clinical Trial. JAMA Oncol. 9:903

Lin D et al. (2023) Oncolytic virotherapy: basic principles, recent advances and future directions. Signal Transduct Target Ther. 8:156

Mell LK et al. (2017) Phase I trial of Intravenous oncolytic vaccinia virus (GL-ONC1) with cisplatin and radiotherapy in patients with locoregionally advanced head and neck carcinoma. Clin Cancer Res 23:5696

Zhang Q et al. (2007) Eradication of solid human breast tumors in nude mice with an intravenously injected light-emitting oncolytic vaccinia virus. Cancer Res 67:10038

Theriva BIOLOGICS

47

OV COMPANY REFERENCES

Oncolytics Biotech: Pelareorep (formerly Reolysin®)

https://oncolyticsbiotech.com

Arnold D et al. Pelareorep (pela) + atezolizumab (atezo) and chemotherapy in first-line (1L) advanced or metastatic pancreatic ductal adenocarcinoma (PDAC) patients – Results from the GOBLET study. Poster presentation at the European Society for Molecular Oncology Annual Congress ESMO 2023.

Clements D et al. (2014) Reovirus in cancer therapy: an evidence-based review. Oncolytic Virother 3:69

Lin D et al. (2023) Oncolytic virotherapy: basic principles, recent advances and future directions. Signal Transduct Target Ther. 8:156

Philips MB et al. (2018) Current understanding of reovirus oncolysis mechanisms Oncolytic Virother 7:53

Xie R et al. (2023) Effectiveness and safety of pelareorep plus chemotherapy versus chemotherapy alone for advanced solid tumors: a meta-analysis. Front Pharmacol 14:1228225

Replimune: RP1,RP2 (vusolimogene oderparepvec)

https://replimune.com

Chmielowski et al. (2023) Initial efficacy and safety of RP1 + nivolumab in patients with anti–PD1–failed melanoma from the ongoing phase 1/2 IGNYTE study. Abstract 9609. Poster presentation American Society of Clinical Oncologists Annual Meeting ASCO 2023. J Clin Oncol 41:9509

Sacco JJ et al. (2023) Preliminary safety and efficacy results from an open-label, multicenter, phase 1 study of RP2 as a single agent and in combination with nivolumab in a cohort of patients with uveal melanoma. Presentation at the International Congress of the Society for Melanoma Research SMR 2023.

Thomas S et al. (2019) Development of a new fusion-enhanced oncolytic immunotherapy platform based on herpes simplex virus type 1. J ImmunoTher Cancer 7:214

Theriva BIOLOGICS

48